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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                                  June 26, 2002
                        (Date of earliest event reported)


                            CALLON PETROLEUM COMPANY
             (Exact name of registrant as specified in its charter)



            DELAWARE                     001-14039             64-0844345
 (State or other jurisdiction of       (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)       Identification Number)


                               200 NORTH CANAL ST.
                           NATCHEZ, MISSISSIPPI 39120
          (Address of principal executive offices, including zip code)


                                 (601) 442-1601
              (Registrant's telephone number, including area code)



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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         Not applicable

ITEM 5.  OTHER EVENTS

On June 26, 2002, Callon Petroleum Company ("CALLON") entered into a First Supplemental Indenture that amends the Indenture between Callon and American Stock Transfer & Trust Company dated July 31, 1997 (as amended, the "INDENTURE"). Currently, $36 million in aggregate principal amount of Callon's 10.125% Senior Subordinated Notes due 2002 ("2002 NOTES") are outstanding under the Indenture. The Indenture was amended to reduce the EBITDA to interest expense ratio that Callon must meet in order to incur additional indebtedness from 2.4 -- 1.0 to 1.1 -- 1.0. This amendment of the Indenture permitted Callon Petroleum Company to enter into a new bank credit facility with its senior lenders.

Holders of Callon's 2002 Notes that consented to the amendment to the Indenture also agreed to amend $15.9 million in aggregate principal amount of 2002 Notes to extend the maturity of such notes until July 31, 2004.

In addition, Callon made the press release attached hereto as Exhibit 99.1 on July 9, 2002, announcing that it has completed the financing necessary to fund its debt maturities and anticipated capital expenditures in 2002 and 2003.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         Not applicable



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibits

     EXHIBIT NUMBER                                  TITLE OF DOCUMENT
     --------------                                  -----------------
           4.1 First Supplemental Indenture, dated June 26, 2002, to Indenture between Callon Petroleum Company and American Stock Transfer & Trust Company dated July 31, 1997.

           99.1 Callon Petroleum Company's Press Release dated July 9, 2002.

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable

ITEM 9.  REGULATION FD DISCLOSURE

         Not applicable





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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CALLON PETROLEUM COMPANY



July 9, 2002                           By: /s/ James O. Bassi
                                          -----------------------------
                                          James O. Bassi
                                          Vice President and Controller




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                                  EXHIBIT INDEX


     EXHIBIT NUMBER                                  TITLE OF DOCUMENT
     --------------                                  -----------------
           4.1 First Supplemental Indenture, dated June 26, 2002, to Indenture between Callon Petroleum Company and American Stock Transfer & Trust Company dated July 31, 1997.

           99.1 Callon Petroleum Company's Press Release dated July 9, 2002.




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